------------------------------------------------------
COLONIAL NEW YORK TAX-EXEMPT FUND    Semiannual report
------------------------------------------------------
July 31, 1998

                                [graphic omitted]
                          ----------------------------
                          Not FDIC   May Lose Value
                          Insured    No Bank Guarantee
                          ----------------------------

                  COLONIAL NEW YORK TAX-EXEMPT FUND HIGHLIGHTS
                        FEBRUARY 1, 1998 - JULY 31, 1998

INVESTMENT OBJECTIVE: Colonial New York Tax-Exempt Fund seeks as high a level of after-tax total return as is consistent with prudent risk by pursuing current income exempt from federal and New York state and city personal income tax. The Fund also provides opportunities for long-term appreciation from a portfolio primarily invested in investment-grade municipal bonds.

PORTFOLIO MANAGER COMMENTARY: "The Fund was positioned for a declining interest rate environment. Interest rates varied considerably, but were essentially unchanged between the beginning and the end of the period. While the lack of a strong market direction restrained performance of the portfolio's more interest rate sensitive bonds, New York's strong economy and the stable credit quality of the state's issuers supported the prices of many of the Fund's holdings."
                                                                  - Gary Swayze

                  COLONIAL NEW YORK TAX-EXEMPT FUND PERFORMANCE

                                           CLASS A      CLASS B      CLASS C
Inception dates                            9/26/86       8/4/92       8/1/97
----------------------------------------------------------------------------
Distributions declared per share(1)          $0.191      $0.162       $0.174
----------------------------------------------------------------------------
SEC yields on 7/31/98(2)                      4.09%       3.53%        3.83%
----------------------------------------------------------------------------
Taxable-equivalent SEC yields(3)              7.59%       6.55%        7.11%
----------------------------------------------------------------------------
Six-month total returns, assuming             1.54%        1.13%       1.30%
reinvestment of all distributions and
no sales charge or contingent deferred
sales charge (CDSC)(4)
----------------------------------------------------------------------------
Net asset value per share on 7/31/98         $7.30        $7.30       $7.30

(1) A portion of the Fund's income may be subject to the alternative minimum tax.
(2) The 30-day SEC yields on July 31, 1998, reflect the portfolio's earning power, net of expenses, and is expressed as an annualized percentage of the public offering price at the end of the period. If the Advisor or Distributor had not waived or borne certain Fund expenses, SEC yields would have been 3.93% for Class A shares, 3.36% for Class B shares and 3.30% for Class C shares.
(3) Taxable-equivalent SEC yields are based on the combined maximum effective 46.1% federal and New York state and city income tax rate.
(4) Performance results reflect any voluntary waivers or reimbursements of expenses by the Advisor or Distributor. Absent these waivers or reimbursement arrangements, performance results would have been lower.
     The Fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the Fund's ordinary income, and will be taxable when distributed.


QUALITY BREAKDOWN (as of 7/31/98)         TOP FIVE SECTORS (as of 7/31/98)
------------------------------------------------------------------------------
AAA         37.4%  BBB          7.8%      State Appropriated             17.1%
AA          13.4%  Non-rated    6.1%      Special Non-Property Tax       13.5%
A           34.3%                         Municipal Electric Utilities    8.3%
Short-Term Obligations          1.0%      Investor Owned Utilities        8.2%
                                          Education                       5.5%

Quality and sector breakdowns are calculated as a percentage of total investments, including short-term obligations. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these quality and sector breakdowns in the future.

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

                                                    [Photo of Stephen E. Gibson]

In June 1998, Harold Cogger retired as president of Colonial New York Tax-Exempt Fund. I would like to take this opportunity to thank him for his guidance over the past few years and wish him well. As the new president of the Fund, I am pleased to present the semiannual report for Colonial New York Tax-Exempt Fund for the six-month period ended July 31, 1998.

Conditions for fixed-income investments varied during the period. Early on, interest rates were volatile, based on uncertainty over the effects of the Asian economic crisis on the U.S. economy. However, reports of stronger-than-expected economic growth during the spring had investors fearing the Federal Reserve Board might raise rates. In response, bond prices fell. This environment prevailed until the final months of the period, when weaker economic numbers hinting at slower growth encouraged fixed-income investors.

The tax-exempt bond market experienced price volatility similar to that of the broader U.S. government bond market. Early in the period, declines in long-term interest rates that occurred in the fourth quarter of 1997 helped stimulate the supply of municipal bonds. Many issuers rushed to take advantage of low rates to refinance existing higher-coupon debt, as well as to finance new projects. The market found it difficult to absorb the unusually large increase in supply, and prices declined early in 1998. During the six-month period, municipal bond yields became very attractive in comparison to Treasury bonds. The increased investor demand that followed helped push municipal bond prices higher towards the end of July.

For investors seeking competitive levels of tax-free income and the potential for long-term price appreciation, Colonial New York Tax-Exempt Fund remains a suitable option for their investment portfolios.

    Respectfully,

/s/ Stephen E. Gibson

    Stephen E. Gibson
    President
    September 11, 1998

Because market conditions change frequently, there can be no assurance that the trends discussed above or on the following pages will continue.

                           PORTFOLIO MANAGEMENT REPORT

GARY SWAYZE is portfolio manager of Colonial New York Tax-Exempt Fund and is vice president of Colonial Management Associates, Inc.

VARIABLE ECONOMIC AND MARKET CONDITIONS PREVAILED
Conditions for fixed-income investments varied during the period as investors weighed the fundamental strength of the U.S. economy against the potential for an economic slowdown caused by the crisis in Southeast Asia. Market sentiment regarding the likelihood of an interest rate increase by the Federal Reserve Board changed several times during the period. Uncertainty about the domestic economy's ability to produce continued growth without inflation caused bond prices to alternately rise and fall for much of the period. Bond prices rallied modestly near the end of July as the Federal Reserve Board signaled that no change in interest rates was imminent.

Like the broader bond market, the tax-exempt market also experienced alternately declining and rising prices. Supply and demand factors contributed to this volatility. Declines in long-term interest rates during the fourth quarter of 1997 led to an increased supply of municipal bonds that the market initially found difficult to absorb. However, as prices declined, investor demand increased again, pushing prices back up during the second half of the period.

FUND WAS POSITIONED TO BENEFIT FROM DECLINING INTEREST RATES
Based on our long-term outlook for low inflation and modest economic growth, we structured the portfolio to take advantage of a potential decline in interest rates. As we expected, the bond market rally of late 1997 continued in early 1998. The portfolio benefited from its holdings in non-callable bonds, which tend to perform well in a declining-rate environment. However, over the remainder of the period, bond prices were volatile, reflecting investors' changing expectations about the strength and direction of the nation's economy. This unexpected volatility had a negative impact on the overall bond market and had a somewhat dampening effect on the Fund's non-callable holdings.

During the six-month period, we sought to take advantage of attractive values offered by selected bonds. For example, we purchased bonds issued by the Long Island Power Authority (LIPA) (2.3% of total net assets). LIPA's debt offering in excess of $3.5 billion represented the largest issuance in the history of the municipal bond market. This deal was remarkable for several reasons. First, it represented a new issuer in the municipal market. LIPA was formed through the merger of the former Long Island Lighting Co. and Brooklyn Union Gas Co. Second, all three nationally recognized bond rating agencies awarded the issue an investment-grade rating despite the large size and complex structure of the issue. Third, the market generated sufficient demand to "oversubscribe" the issue by generating more orders than bonds available. Lastly, the historic nature of the issue focused investors' attention on both the New York and national municipal markets. This may have led to increased demand and price appreciation for many other tax-exempt issues in the state and even the nation. For the six months ended July 31, 1998, the total return for Class A shares was 1.54%, based on net asset value.

NEW YORK'S HEALTHY ECONOMY DRIVEN BY WALL STREET
The New York economy continued to benefit from New York City's position as the financial capital of the world. Sustained increases in job and wealth creation on Wall Street and in the financial services industry have translated into growth in income, capital gains and sales tax revenues. However, while the national economic expansion has had a positive effect on New York's economy, the state still lags the nation in terms of employment growth.
This is due primarily to the permanent loss of manufacturing jobs in the upstate region. These losses have not been wholly offset by job growth in the service sector. We anticipate that any slowdown in the financial markets may have a negative impact on the state's revenue collections. In order for the state to maintain its financial position and its bond ratings, the New York state legislature will need to pass and adhere to fiscally responsible budgets in the future.

OUTLOOK FOR A POSITIVE ECONOMIC AND MARKET ENVIRONMENT
Our long-term outlook remains positive. We expect that low inflation and modest economic growth will continue. Sustained high levels of productivity and global competition are likely to keep inflation pressure low. The economic slowdown in Asia should keep the U.S. economy from growing too fast. The current federal budget surplus may limit the government's need to borrow money, and thus, the need to issue Treasury securities. This could help create higher demand for alternative fixed-income investments, including tax-exempt bonds.

Considering these factors, the Fund will remain positioned for a declining interest rate environment. However, we believe interest rates will continue to vary in the months to come, given the vast changes occurring in economies abroad. Nonetheless, indications continue to point towards declining yields for municipal bonds.

         COLONIAL NEW YORK TAX-EXEMPT FUND'S INVESTMENT PERFORMANCE VS.
                    THE LEHMAN BROTHERS MUNICIPAL BOND INDEX
                    Growth of $10,000 from 7/31/88 - 7/31/98

                                 NAV            POP          LEHMAN
-------------------------------------------------------------------------------
          Jul 31, 88          $10,000        $ 9,525        $10,000
          Oct 31, 88           10,426          9,930         10,369
          Jan 31, 89           10,624         10,119         10,594
          Apr 28, 89           10,712         10,204         10,697
          Jul 31, 89           11,061         10,536         11,218
          Oct 31, 89           11,004         10,481         11,210
          Jan 31, 90           11,153         10,623         11,445
          Apr 30, 90           11,141         10,612         11,467
          Jul 31, 90           11,725         11,168         11,995
          Oct 31, 90           11,614         11,063         12,042
          Jan 31, 91           11,981         11,412         12,503
          Apr 30, 91           12,318         11,732         12,785
          Jul 31, 91           12,549         11,953         13,043
          Oct 31, 91           13,123         12,499         13,507
          Jan 31, 92           13,282         12,651         13,867
          Apr 30, 92           13,502         12,860         14,000
          Jul 31, 92           14,341         13,660         14,835
          Oct 30, 92           14,063         13,395         14,641
          Jan 29, 93           14,677         13,980         15,230
          Apr 30, 93           15,194         14,472         15,772
          Jul 30, 93           15,540         14,802         16,146
          Oct 29, 93           16,078         15,315         16,702
          Jan 31, 94           16,432         15,651         17,098
          Apr 29, 94           15,298         14,571         16,112
          Jul 29, 94           15,639         14,896         16,449
          Oct 31, 94           15,035         14,321         15,975
          Jan 31, 95           15,556         14,817         16,489
          Apr 28, 95           16,244         15,472         17,184
          Jul 31, 95           16,511         15,726         17,744
          Oct 31, 95           17,159         16,344         18,345
          Jan 31, 96           17,888         17,038         18,971
          Apr 30, 96           17,393         16,567         18,550
          Jul 31, 96           17,694         16,854         18,914
          Oct 31, 96           18,126         17,265         19,391
          Jan 31, 97           18,381         17,507         19,700
          Apr 30, 97           18,454         17,578         19,780
          Jul 31, 97           19,508         18,582         20,854
          Oct 31, 97           19,634         18,701         21,038
          Jan 30, 98           20,342         19,376         21,692
          Apr 30, 98           20,150         19,193         21,620
          Jul 31, 98           20,655         19,673         22,103

                 GROWTH OF A $10,000 INVESTMENT MADE ON 7/31/88
                                  As of 7/31/98

---------------------------------------------------------------------------
      CLASS A                    CLASS B                    CLASS C
   NAV        POP           NAV         W/CDSC          NAV         W/CDSC
---------------------------------------------------------------------------
$20,655     $19,673       $19,753      $19,753         $20,560      $20,560
---------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                                  As of 7/31/98
-----------------------------------------------------------------------------
                        CLASS A             CLASS B             CLASS C
INCEPTION               9/26/86              8/4/92              8/1/97
                     NAV       POP       NAV    W/CDSC       NAV      W/CDSC
-----------------------------------------------------------------------------
1 YEAR              5.88%     0.85%      5.07%   0.07%      5.39%     4.39%
-----------------------------------------------------------------------------
5 YEARS             5.86      4.83       5.06    4.73       5.76      5.76
-----------------------------------------------------------------------------
10 YEARS            7.52      7.00       7.04    7.04       7.47      7.47
-----------------------------------------------------------------------------


Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). Public offering price (POP) returns include the maximum sales charge of 4.75% for Class A shares. The CDSC returns reflect the maximum charges of 5% for one year and 2% for five years for Class B shares, and 1% for one year for Class C shares.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or Distributor. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class B and Class C share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for periods prior to the inception of the newer class shares would have been lower.

The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.

                              INVESTMENT PORTFOLIO
                     JULY 31, 1998 (UNAUDITED, THOUSANDS)

  MUNICIPAL BONDS - 97.1%                                    PAR        VALUE
-------------------------------------------------------------------------------
 EDUCATION - 5.4%
  EDUCATION
  NY State Dormitory Authority:
   New York Medical College,
   Series 1998,
                                5.250%  07/01/13         $ 1,000     $  1,020
   New York University,
                                6.000%  07/01/06           1,125        1,240
   New York University
   Series 1998-A,
                                5.750%  07/01/27           2,000        2,221
   Pace University,
                                6.500%  07/01/11           1,000        1,172
   Series 1985,
                                7.800%  12/01/05             130          134
                                                                     --------
                                                                        5,787
                                                                     --------

-------------------------------------------------------------------------------
 HEALTHCARE - 1.7%
  HOSPITAL
  NY State Dormitory Authority:
   Beth Israel Medical Center,
   Series 1997-A,
                                5.125%  11/01/16           1,075        1,073
   St. Clare's Hospital,
   Series 1998-B,
                                5.300%  02/15/19             750          744
                                                                     --------
                                                                        1,817
                                                                     --------

-------------------------------------------------------------------------------
 HOUSING - 5.5%
  ASSISTED LIVING/SENIOR - 1.1%
  Glen Cove Housing Authority,
                                8.250%  10/01/26           1,000        1,141
                                                                     --------
  MULTI-FAMILY - 3.4%
  Hudson Housing Development Corp.,
   Providence Hall-Schuyler Court Project,
   Series 1992-A,
                                6.500%  01/01/22             750          787
  NY State Housing Finance Agency:
   Series 1989-B,
                                7.550%  11/01/29             230          240
   Series 1996-A,
                                6.100%  11/01/15           1,230        1,333
  Nyack Housing Assistance Corp.,
   Nyack Plaza Apartments,
                                7.375%  06/01/21           1,265        1,267
                                                                     --------
                                                                        3,627
                                                                     --------
  SINGLE FAMILY - 1.0%
  NY State Mortgage Agency:
   Series BB-2,
                                7.950%  10/01/15             570          588
   Series 10-A,
                                8.100%  04/01/14             105          107
   Series MM-1,
                                7.950%  10/01/21             320          343
                                                                     --------
                                                                        1,038
                                                                     --------

-------------------------------------------------------------------------------
 OTHER - 4.7%
  REFUNDED/ESCROWED (A)
  Commonwealth of Puerto Rico,
   Series 1994,
                                6.500%  07/01/23           2,000        2,263
  Monroe County Industrial
   Development Agency,
   Roberts Wesleyan College, Series 1991,
                                7.400%  09/01/11             750          767
  NY State Dormitory Authority,
   Menorah Campus,
   Series 1991,
                                7.400%  02/01/31             245          273
  NY State Housing Finance Agency,
   Series 1990-A,
                                8.000%  11/01/08             205          227
  NY State Medical Care Facilities,
   Finance Agency,
   Series 1990-B,
                                7.875%  08/15/08             395          433
  NY State Power Authority,
   Series 1991-Z,
                                6.500%  01/01/19           1,000        1,094
                                                                     --------
                                                                        5,057
                                                                     --------

-------------------------------------------------------------------------------
 OTHER REVENUE - 3.5%
  INDUSTRIAL - 1.0%
  Monroe County Industrial
   Development Agency,
   Yorkmill Realty Assoc., Series 1986,
                                9.500%  12/01/06           1,010        1,036
                                                                     --------
  RECREATION - 2.5%
  New York City Cultural Trust Resources,
   American Museum of Natural History,
                                5.600%  04/01/18           1,000        1,047
  New York City Industrial
   Development Agency, United States Tennis
   Association, Tennis Center Project, Series 1994,
                                6.375%  11/15/14           1,500        1,660
                                                                     --------
                                                                        2,707
                                                                     --------

-------------------------------------------------------------------------------
 RESOURCE RECOVERY - 2.1%
  DISPOSAL
  Westchester County Industrial
   Development Agency,
   Westchester Resco Co. Project,
                                6.000%  07/01/09           2,000        2,195
                                                                     --------

-------------------------------------------------------------------------------
 TAX-BACKED - 38.7%
  LOCAL APPROPRIATED - 1.1%
  NY State Dormitory Authority,
   Judicial Facilities,
   Series 1991-A,
                                9.500%  04/15/14           1,000        1,167
                                                                     --------
  LOCAL GENERAL OBLIGATIONS - 5.4%
  New York City:
   Series B,
                                6.000%  08/01/07           1,000        1,106
   Series F,
                                6.000%  08/01/16           2,000        2,143
   Series G,
                                5.750%  02/01/14           1,000        1,046
   Series 1998-G,
                                5.000%  08/01/22             500          478
   Series 1998-H,
                                5.000%  08/01/22           1,000          957
                                                                     --------
                                                                        5,730
                                                                     --------
  SPECIAL NON-PROPERTY TAX - 13.3%
  NY Metropolitan Transportation Authority,
   Series 1998-A,
                                4.500%  04/01/18           1,000          919
  New York City Transitional Finance Authority,
   Series 1998-C,
                                4.750%  05/01/23           3,000        2,813
  NY State Local Government Assistance Corp.:
   Series 1993-C,
                                5.500%  04/01/17           2,100        2,224
   Series 1993-E:
                                5.000%  04/01/21           5,000        4,940
                                6.000%  04/01/14           2,945        3,303
                                                                     --------
                                                                       14,199
                                                                     --------
  STATE APPROPRIATED - 16.8%
  NY State Dormitory Authority,
   City University:
   Series 1990-C,
                                7.500%  07/01/10           1,500        1,806
   Series 1993-A:
                                5.500%  05/15/13           3,000        3,184
                                6.000%  07/01/20           2,000        2,216
  NY State Housing Finance Agency:
   Series 1990-A,
                                8.000%  11/01/08              45           49
  NY State Medical Care Facilities,
   Finance Agency:
   Series 1987-A,
                                8.875%  08/15/07             110          112
   Series 1990-B,
                                7.875%  08/15/08              80           87
   Series 1994-D,
                                6.150%  02/15/15           2,000        2,166
  NY State University Facilities,
                                5.000%  05/15/17           2,000        1,950
  University of New York,
   Series 1990-B,
                                7.500%  05/15/11           1,000        1,216
  NY State Urban Development Corp.:
   Correctional Facilities,
   Series 1998,
                                5.000%  01/01/19           2,000        1,916
   Series 1993-A,
                                5.500%  01/01/14           2,000        2,089
  NY Triborough Bridge & Tunnel Authority,
   Javits Convention Center Project,
   Series-E,
                                7.250%  01/01/10           1,000        1,176
                                                                     --------
                                                                       17,967
                                                                     --------
  STATE GENERAL OBLIGATIONS - 2.1%
  PR Commonwealth of Puerto Rico
   Aqueduct & Sewer Authority,
   Series 1995,
                                6.250%  07/01/12         $ 2,000      $ 2,268
                                                                     --------

-------------------------------------------------------------------------------
 TRANSPORTATION - 11.7%
  AIR TRANSPORTATION - 4.2%
  New York City Industrial
   Development Agency,
   America Airlines, Inc., Series 1994,
                                6.900%  08/01/24           2,000        2,220
  Port Authority of New York & New Jersey,
   JFK International Air Terminal, Series 6,
                                6.250%  12/01/08           2,000        2,251
                                                                     --------
                                                                        4,471
                                                                     --------
  TOLL FACILITIES - 5.3%
  NY State Thruway Authority,
   Series 1998-E,
                                4.750%  01/01/19           1,500        1,417
  Triborough Bridge & Tunnel Authority:
   Series Y,
                                5.500%  01/01/17           1,000        1,058
   Series 1991-B:
                                6.875%  01/01/15           2,000        2,155
                                6.875%  01/01/15           1,000        1,077
                                                                     --------
                                                                        5,707
                                                                     --------
  TRANSPORTATION - 2.2%
  Albany Parking Authority,
   Green and Hudson Garage Project,
   Series 1991-A,
                                7.150%  09/15/16             250          269
  Port Authority of New York & New Jersey,
   Series 85,
                                5.375%  03/01/28           2,000        2,103
                                                                     --------
                                                                        2,372
                                                                     --------

-------------------------------------------------------------------------------
 UTILITY - 23.8%
  INDIVIDUAL POWER PRODUCER - 3.4%
  New York City Industrial Development Agency,
   Brooklyn Navy Yard Partners,
   Series 1997,
                                6.200%  10/01/22           1,250        1,379
  Port Authority of New York & New Jersey,
   KIAC Partners,
   Series 1996 IV,
                                6.750%  10/01/19           2,000        2,215
                                                                     --------
                                                                        3,594
                                                                     --------
  INVESTOR OWNED - 8.1%
  NY State Energy Research & Development
   Authority:
   Brooklyn Union Gas Co:
   Series 1989-A,
                                6.750%  02/01/24           3,000        3,264
   Series 1993-B, IFRN (variable rate),
                                8.812%  04/01/20           1,500        1,851
   Consolidated Edison Co.:
    Series 1991-A,
                                7.500%  01/01/26             500          526
    Series 1993-B,
                                5.250%  08/15/20           3,000        3,003
                                                                     --------
                                                                        8,644
                                                                     --------
  MUNICIPAL ELECTRIC - 8.1%
  Long Island Power Authority,
   Series 1998-A,
                                5.250%  12/01/26           2,470        2,434
  Puerto Rico Electric Power Authority:
   Series 1998-DD,
                                4.500%  07/01/19           1,000          923
   Series 1998-EE,
                                4.500%  07/01/18           1,000          925
  NY State Energy Research & Development
   Authority, Long Island Lighting Co.,
   Series 1992 A,
                                7.150%  02/01/22           2,000        2,188
  NY State Power Authority:
   Series 1991-Z,
                                6.625%  01/01/12             705          774
                                6.500%  01/01/19           1,330        1,455
                                                                     --------
                                                                        8,699
                                                                     --------
  WATER & SEWER - 4.2%
  NY State Environmental Facilities Corp.,
  New York City Municipal Water
   Finance Authority:
                                5.375%  06/15/26           1,000        1,016
   Series 1990-A,
                                7.500%  06/15/12           2,000        2,160
  Suffolk County Industrial Development Agency,
   Southwest Sewer Systems,
                                6.000%  02/01/07           1,245        1,373
                                                                     --------
                                                                        4,549
                                                                     --------
TOTAL INVESTMENTS (cost of $95,667) (b)                               103,772
                                                                     --------

SHORT-TERM OBLIGATIONS - 1.0%
------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES (c)
  LA State Offshore Terminal Authority,
   Loop, Inc.,
                                3.700%  09/01/06             600          600
  Farmington,
   Arizona Public Service Co.,
   Four Corners Project, Series 1994-B,
                                3.700%  09/01/24             500          500

  TOTAL SHORT-TERM OBLIGATIONS                                          1,100
                                                                     --------


OTHER ASSETS & LIABILITIES, NET - 1.9%                                  2,068
-------------------------------------------------------------------------------

NET ASSETS - 100.0%                                                  $106,940
                                                                     ========

NOTES TO INVESTMENT PORTFOLIO:
-------------------------------------------------------------------------------

(a) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.
(b)  Cost for federal income tax purposes is the same.
(c) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of July 31, 1998.


     Acronym                                       Name
  --------------                  --------------------------------------------
      IFRN                                Inverse Floating Rate Note

  See notes to financial statements.

                  STATEMENT OF ASSETS & LIABILITIES
                      JULY 31, 1998 (UNAUDITED)

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $95,667)                                $103,772
Short-term obligations                                                1,100
                                                                   --------
                                                                    104,872

Receivable
for:
  Interest                                           1,531
  Investments sold                                     700
  Fund shares sold                                     113
Other                                                   37            2,381
                                                    ------         --------
    Total                                                           107,253
Assets

LIABILITIES
Payable for:
Distributions                                          142
  Fund shares repurchased                               88
Accrued:
  Deferred Trustees fees                                 2
Other                                                   81
                                                    ------
    Total Liabilities                                                   313
                                                                   --------

NET ASSETS                                                         $106,940
                                                                   ========

Net asset value & redemption price per share -
Class A ($54,506/7,467)                                               $7.30(a)
                                                                   ========
Maximum offering price per share -
Class A ($7.30/0.9525)                                                $7.66(b)
                                                                   ========
Net asset value & offering price per
share -Class B ($52,039/7,129)                                        $7.30(a)
                                                                   ========

Net asset value & offering price per
share - Class C ($395/54)                                             $7.30(a)
                                                                   ========
COMPOSITION OF NET ASSETS
Capital paid in                                                    $102,110
Overdistributed net investment income                                  (179)
Accumulated net realized loss                                        (3,096)
Net unrealized appreciation                                           8,105
                                                                   --------
                                                                   $106,940
                                                                   ========

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.


 See notes to financial statements.

                             STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JULY 31, 1998
                                   (UNAUDITED)

(in thousands)
INVESTMENT INCOME
Interest                                                             $2,960
                                                                     ------

EXPENSES
Management fee                                       $ 263
Service fee                                             74
Distribution fee - Class B                             195
Distribution fee - Class C                             (a)
Transfer agent                                          77
Bookkeeping fee                                         23
Registration fee                                        11
Custodian fee                                            1
Audit fee                                               10
Trustees fee                                             7
Reports to shareholders                                  4
Legal fee                                                2
Other                                                    4
                                                     -----
                                                       671
Fees waived by the Adviser                             (87)
Fees waved by the Distributor - Class C                 (a)             584
                                                     -----           ------
       Net Investment Income                                          2,376
                                                                     ------

NET REALIZED & UNREALIZED GAIN ON PORTFOLIO POSITIONS
Net realized gain                                                       273

Change in net unrealized depreciation                                (1,255)
                                                                     ------
       Net Loss                                                        (982)
                                                                     ------
Increase in Net Assets from Operations                               $1,394
                                                                     ======

(a) Rounds to less than one.

See notes to financial statements.

                  STATEMENT OF CHANGES IN NET ASSETS


                                                 (Unaudited)
                                              Six months ended    Year ended
(in thousands)                                    July 31         January 31
                                                  --------        ---------
INCREASE (DECREASE) IN NET ASSETS                   1998           1997 (a)
Operations:
Net investment income                             $  2,376        $   5,040
Net realized gain                                      273            1,344
Net unrealized appreciation (depreciation)          (1,255)           3,611
                                                  --------        ---------
    Net Increase from Operations                     1,394            9,995
Distributions:
From net investment income - Class A                (1,297)          (2,680)
In excess of net investment income - Class A           (92)             (38)
From net investment income - Class B                (1,075)          (2,429)
In excess of net investment income - Class B           (76)             (35)
From net investment income - Class C                    (4)              (2)
In excess of net investment income - Class C            (b)              (b)
                                                  --------        ---------
                                                    (1,150)           4,811
                                                  --------        ---------
Fund Share Transactions :
Receipts for shares sold - Class A                   9,321            5,959
Value of distributions reinvested - Class A            783            1,318
Cost of shares repurchased - Class A                (6,757)          (8,522)
                                                  --------        ---------
                                                     3,347           (1,245)
                                                  --------        ---------
Receipts for shares sold - Class B                   2,695            3,969
Value of distributions reinvested - Class B            683            1,344
Cost of shares repurchased - Class B                (3,089)          (8,329)
                                                  --------        ---------
                                                       289           (3,016)
                                                  --------        ---------
Receipts for shares sold - Class C                     296              115
Value of distributions reinvested - Class C              4                2
Cost of shares repurchased - Class C                    (7)             (15)
                                                  --------        ---------
                                                       293              102
                                                  --------        ---------
Net Increase (Decrease) from
  Fund Share Transactions                            3,929           (4,159)
                                                  --------        ---------
        Total Increase                               2,779              652

NET ASSETS
Beginning of period                                104,161          103,509
                                                  --------        ---------
End of period (net of overdistributed
  net investment income of $179 and
  $11, respectively)                              $106,940        $ 104,161
                                                  ========        =========

(a) Class C shares were initially offered on August 1, 1997.
(b) Rounds to less than one.

See notes to financial statements.

                STATEMENT OF CHANGES IN NET ASSETS - CONT.

                                                 (Unaudited)
                                              Six months ended    Year ended
(in thousands)                                    July 31         January 31
                                                  --------        ---------
NUMBER OF FUND SHARES:                              1998           1997 (a)
Sold - Class A                                       1,273              829
Issued for distributions reinvested - Class A          107              185
Repurchased - Class A                                 (925)          (1,198)
                                                  --------        ---------
                                                       455             (184)
                                                  --------        ---------
Sold - Class B                                         369              556
Issued for distributions reinvested - Class B           93              188
Repurchased - Class B                                 (422)          (1,165)
                                                  --------        ---------
                                                        40             (421)
                                                  --------        ---------
Sold - Class C                                          40               16
Issued for distributions reinvested - Class C            1               (b)
Repurchased - Class C                                   (1)              (2)
                                                  --------        ---------
                                                        40               14
                                                  --------        ---------

(a) Class C shares were initially offered on August 1, 1997.
(b) Rounds to less than one.

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                            JULY 31, 1998 (UNAUDITED)

NOTE 1. INTERIM FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
In the opinion of management of Colonial New York Tax-Exempt Fund
(the Fund), a series of Colonial Trust V, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at July 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.

NOTE 2. ACCOUNTING POLICIES
-------------------------------------------------------------------------------
ORGANIZATION: The Fund is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and New York state and city personal income tax. The Fund also provides opportunities for long-term appreciation from a portfolio primarily invested in investment-grade municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B, and Class C. Class A shares are sold with a front-end sales charge and a 1.00% contingent deferred sales charge on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge and will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES
-------------------------------------------------------------------------------
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's pro-rata portion of the combined average net assets of the funds constituting Trust V as follows:

               Average Net Assets                Annual Fee Rate
               ------------------                ---------------
               First $2 billion                        0.50%
                Over $2 billion                        0.45%

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE: Colonial Investors Service Center, Inc., (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.13% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Liberty Funds Distributor, Inc., formerly Liberty Financial Investments, Inc. (the Distributor), a subsidiary of the Adviser, is the Fund's principal underwriter. During the six months ended July 31, 1998, the Fund has been advised that the Distributor retained net underwriting discounts of $6,153 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) none, $52,038 and none on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the Fund's average net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed, until further notice, to waive a portion of the Class C share distribution fee so that it will not exceed 0.45% annually. The Plan also requires the payment of a service fee to the Distributor as follows:

                        Valuation of shares            Annual
                    outstanding on the 20th of           Fee
                   each month which were issued         Rate
                   ----------------------------       --------
                     Prior to December 1, 1994          0.10%
                   On or after December 1, 1994         0.25%

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS: The Adviser has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceed 0.60% annually of the Fund's average net assets.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 4.  PORTFOLIO INFORMATION
-------------------------------------------------------------------------------
INVESTMENT ACTIVITY: For the six months ended July 31, 1998, purchases and sales of investments, other than short-term obligations were $18,204,579 and $15,512,076, respectively.

Unrealized appreciation (depreciation) at July 31, 1998, based on cost of investments for both financial statement and federal income tax purposes was:

                   Gross unrealized appreciation      $ 8,165,910
                   Gross unrealized depreciation          (61,063)
                                                      -----------
                       Net unrealized appreciation    $ 8,104,847
                                                      ===========

CAPITAL LOSS CARRYFORWARDS: At January 31, 1998, capital loss carryforwards, available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                   Year of                      Capital loss
                 expiration                     carryforward
                 ----------                     ------------
                    2004                        $  2,149,000
                    2005                              79,000
                                                ------------
                                                $  2,228,000
                                                ============

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER: There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Adviser of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recognized in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 5.  LINE OF CREDIT
-------------------------------------------------------------------------------
The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the six months ended July 31, 1998.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:
                                                     (Unaudited)
                                               Six months ended July 31
                                            -------------------------------
                                                         1998
                                            Class A     Class B     Class C
                                            -------     -------     -------
Net asset value - Beginning of period       $ 7.380     $ 7.380     $ 7.380
                                            -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
 income(a)                                    0.180       0.151       0.163(b)
Net realized and
 unrealized gain (loss)                      (0.069)     (0.069)     (0.069)
                                            -------     -------     -------
   Total from Investment
      Operations                              0.111       0.082       0.094
                                            -------     -------     -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                   (0.178)     (0.151)     (0.163)
In excess of net invesment income            (0.013)     (0.011)     (0.011)
                                            -------     -------     -------
Total Distributions
  Declared to Shareholders                   (0.191)     (0.162)     (0.174)
                                            -------     -------     -------
Net asset value - End of period             $ 7.300     $ 7.300     $ 7.300
                                            =======     =======     =======
Total return(c)(d)(e)                          1.54%       1.13%       1.30%
                                            =======     =======     =======
RATIOS TO AVERAGE NET ASSETS
Expenses(f)(g)                                 0.74%       1.49%       1.19%(b)
Net investment income(f)(g)                    4.89%       4.14%       4.44%(b)
Fees and expenses waived or borne by the
  Adviser(f)(g)                                0.17%       0.17%       0.17%
Portfolio turnover(e)                            15%         15%         15%
Net assets at end of period (000)           $54,506     $52,039     $   395

(a) Net of fees and expenses waived or borne by the Adviser which amounted to:
                                            $ 0.006     $ 0.006     $ 0.006
(b) Net of fees waived by the Distributor which amounted to $0.011 per share and 0.30%.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Adviser and Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(g) Annualized

                         FINANCIAL HIGHLIGHTS
Selected data for a share of each class outstanding throughout each period are as follows:

                                                                            Year ended January 31

--------------------------------------------------------------------------------
                                                                  1998                                        1997
                                                 Class A         Class B        Class C (b)          Class
A          Class B
                                               -----------     -----------     -----------          -----------
-----------
Net asset value -
   Beginning of period                         $     7.040     $     7.040     $     7.270          $     7.250
$     7.250
                                               -----------     -----------     -----------          -----------
-----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
 income(a)                                           0.383           0.330           0.171(c)
0.393           0.340
Net realized and
 unrealized gain (loss)                              0.346           0.346           0.118
(0.207)         (0.207)
                                               -----------     -----------     -----------          -----------
-----------
   Total from Investment
      Operations                                     0.729           0.676           0.289
0.186           0.133
                                               -----------     -----------     -----------          -----------
-----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net
  investment income                                 (0.384)         (0.331)         (0.179)
(0.396)         (0.343)
From capital paid in                                (0.005)         (0.005)           --
--              --
                                               -----------     -----------     -----------          -----------
-----------
  Total Distributions
  Declared to
  Shareholders                                      (0.389)         (0.336)         (0.179)
(0.396)         (0.343)
                                                -----------     -----------     -----------          -----------
-----------
Net asset value -
   End of period                               $     7.380     $     7.380     $     7.380          $     7.040
$     7.040
                                               ===========     ===========     ===========          ===========
===========
Total return(d)(e)                                   10.67%           9.85%           4.04%(f)
2.76%           1.99%
                                               ===========     ===========     ===========          ===========
===========

RATIOS TO AVERAGE NET ASSETS
Expenses                                              0.67%(g)        1.42%(g)        1.12%(c)(g)(h)
0.65%(g)        1.40%(g)
Net investment
 income                                               5.31%(g)        4.56%(g)        4.72%(c)(g)(h)
5.56%(g)        4.81%(g)
Fees and expenses waived
   or borne by the
   Adviser                                            0.28%(g)        0.28%(g)        0.29%(g)(h)
0.29%(g)        0.29%(g)
Portfolio turnover                                      38%             38%             38%
78%             78%
Net assets at end
 of period (000)                               $    51,744     $    52,313     $       104          $    50,648
$    52,861
(a) Net of fees and expenses waived or borne by the Adviser which amounted to:
                                               $     0.020     $     0.020     $     0.021          $     0.020
$     0.020
(b) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.
(c) Net of fees waived by the Distributor which amounted to $0.011 per share and 0.30%.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred
    sales charge.
(e) Had the Adviser and Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.  Prior years'
ratios are net
    of benefits received, if any.
(h) Annualized.

                          FINANCIAL HIGHLIGHTS - CONT.
Selected data for a share of each class outstanding throughout each period are as follows:

                             Year ended January 31
           -----------------------------------------------------------
                       1996                           1995
             Class A         Class B         Class A         Class B
           -----------     -----------     -----------     -----------

           $     6.680     $     6.680     $     7.500     $     7.500
           -----------     -----------     -----------     -----------


                 0.401           0.349           0.427           0.376

                 0.576           0.576          (0.834)         (0.834)
           -----------     -----------     -----------     -----------

                 0.977           0.925          (0.407)         (0.458)
           -----------     -----------     -----------     -----------


                (0.407)         (0.355)         (0.413)         (0.362)
                   --              --              --              --
           -----------     -----------     -----------     -----------


                (0.407)         (0.355)         (0.413)         (0.362)
           -----------     -----------     -----------     -----------

           $     7.250     $     7.250     $     6.680     $     6.680
           ===========     ===========     ===========     ===========
                 14.99%          14.15%          (5.32)%         (6.04)%
           ===========     ===========     ===========     ===========

                  0.58%(g)        1.33%(g)        0.42%           1.17%

                  5.72%(g)        4.97%(g)        6.25%           5.50%


                  0.38%(g)        0.38%(g)        0.46%           0.46%
                    39%             39%             65%             65%

           $    56,795     $    53,505     $    53,322     $    43,166

           $     0.026     $     0.026     $     0.032     $     0.032

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                                  Year ended January 31
                                               ---------------------------
                                                           1994
                                                 Class A         Class B
                                               -----------     -----------
Net asset value -
   Beginning of period                         $     7.090     $     7.090
                                               -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment                                       0.421           0.368
 income (a)
Net realized and                                     0.407           0.407
                                               -----------     -----------
unrealized gain (loss)
   Total from Investment                             0.828           0.775
                                               -----------     -----------
      Operations
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net
  investment income                                 (0.418)         (0.365)
                                               -----------     -----------
Net asset value -
   End of period                               $     7.500     $     7.500
                                               ===========     ===========
Total return(b)(c)                                   11.95%          11.14%
                                               ===========     ===========

RATIOS TO AVERAGE NET ASSETS
Expenses                                              0.62%           1.37%
Net investment income                                 5.68%           4.93%
Fees and expenses waived
   or borne by
   the Adviser                                        0.29%           0.29%
Portfolio turnover                                      25%             25%
Net assets at end
of period (000)                                $    63,527     $    45,061


(a) Net of fees and expenses waived or borne by the Adviser which amounted to:
                                               $     0.021     $     0.021
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial New York Tax-Exempt Fund is:
Liberty Funds Services, Inc.*
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611

Colonial New York Tax-Exempt Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial New York Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details about sales charges, investment objectives and operating policies of the Fund.

*Effective October 1, 1998, Colonial Investors Service Center, Inc. - the Transfer Agent for Colonial, Stein Roe Advisor and Newport Funds - will change its name to Liberty Funds Services, Inc.

                                    TRUSTEES
ROBERT J. BIRNBAUM
Consultant (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.; President, American Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

ROBERT L. SULLIVAN
Retired Partner, KPMG Peat Marwick LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

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